                                                                    Exhibit (q)

CITIZENS FUNDS:

The undersigned hereby constitutes and appoints Sophia Collier, Marcia S. Kovalik and Lisa A. Paquette, each of them, with full powers of substitution, as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Citizens Funds (on behalf of each of its series now or hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments, documents, registration statements and filings which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 20th day of August, 2002.



/s/ Sean P. Driscoll
--------------------------------------------
Sean P. Driscoll

CITIZENS FUNDS:

The undersigned hereby constitutes and appoints Sophia Collier, Sean P. Driscoll and Lisa A. Paquette, each of them, with full powers of substitution, as her true and lawful attorneys and agents to execute in her name and on her behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Citizens Funds (on behalf of each of its series now or hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments, documents, registration statements and filings which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as her own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 20th day of August, 2002.



/s/ Marcia S. Kovalik
--------------------------------------------
Marcia S. Kovalik

CITIZENS FUNDS:

The undersigned hereby constitutes and appoints Sophia Collier, Sean P. Driscoll and Marcia S. Kovalik, each of them, with full powers of substitution, as her true and lawful attorneys and agents to execute in her name and on her behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Citizens Funds (on behalf of each of its series now or hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments, documents, registration statements and filings which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as her own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 20th day of August, 2002.



/s/ Lisa A. Paquette
--------------------------------------------
Lisa A. Paquette

CITIZENS FUNDS:

The undersigned hereby constitutes and appoints Sophia Collier, Sean P. Driscoll, Marcia S. Kovalik and Lisa A. Paquette, each of them, with full powers of substitution, as her true and lawful attorneys and agents to execute in her name and on her behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Citizens Funds (on behalf of each of its series now or hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments, documents, registration statements and filings which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as her own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 20th day of August, 2002.



/s/ Judy Belk
--------------------------------------------
Judy Belk

CITIZENS FUNDS:

The undersigned hereby constitutes and appoints Sophia Collier, Sean P. Driscoll, Marcia S. Kovalik and Lisa A. Paquette, each of them, with full powers of substitution, as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Citizens Funds (on behalf of each of its series now or hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments, documents, registration statements and filings which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 20th day of August, 2002.



/s/ Walter D. Bristol
--------------------------------------------
Walter D. Bristol

CITIZENS FUNDS:

The undersigned hereby constitutes and appoints Sophia Collier, Sean P. Driscoll, Marcia S. Kovalik and Lisa A. Paquette, each of them, with full powers of substitution, as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Citizens Funds (on behalf of each of its series now or hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments, documents, registration statements and filings which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 20th day of August, 2002.



/s/ Pablo Eisenberg
--------------------------------------------
Pablo Eisenberg

CITIZENS FUNDS:

The undersigned hereby constitutes and appoints Sophia Collier, Sean P. Driscoll, Marcia S. Kovalik and Lisa A. Paquette, each of them, with full powers of substitution, as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Citizens Funds (on behalf of each of its series now or hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments, documents, registration statements and filings which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 20th day of August, 2002.



/s/ Orlando Hernandez
--------------------------------------------
Orlando Hernandez

CITIZENS FUNDS:

The undersigned hereby constitutes and appoints Sophia Collier, Sean P. Driscoll, Marcia S. Kovalik and Lisa A. Paquette, each of them, with full powers of substitution, as her true and lawful attorneys and agents to execute in her name and on her behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Citizens Funds (on behalf of each of its series now or hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments, documents, registration statements and filings which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as her own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 20th day of August, 2002.



/s/ Jeannie H. Diefenderfer
--------------------------------------------
Jeannie H. Diefenderfer

CITIZENS FUNDS:

The undersigned hereby constitutes and appoints Sophia Collier, Sean P. Driscoll, Marcia S. Kovalik and Lisa A. Paquette, each of them, with full powers of substitution, as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Citizens Funds (on behalf of each of its series now or hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments, documents, registration statements and filings which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 20th day of August, 2002.



/s/ Mitchell A. Johnson
-----------------------------------------------------
Mitchell A. Johnson

CITIZENS FUNDS:

The undersigned hereby constitutes and appoints Sophia Collier, Sean P. Driscoll, Marcia S. Kovalik and Lisa A. Paquette, each of them, with full powers of substitution, as her true and lawful attorneys and agents to execute in her name and on her behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Citizens Funds (on behalf of each of its series now or hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments, documents, registration statements and filings which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as her own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 20th day of August, 2002.



/s/ Martha Pope
--------------------------------------------
Martha Pope